EXHIBIT 10.25
                            THE SERVICEMASTER COMPANY

                        RESTRICTED STOCK AWARD AGREEMENT

                            __________________, 2004

                  The ServiceMaster Company (the "Company") hereby grants to [insert name] (the "Holder") as of ___________, 2004 (the "Grant Date"), pursuant to the provisions of the ServiceMaster 2003 Equity Incentive Plan (the "Plan"), a restricted stock award (the "Award) of [MERGE FIELD] shares of the Company's common stock, $.01 par value ("Stock"), upon and subject to the restrictions, terms and conditions set forth below. Capitalized terms not defined herein shall have the meanings specified in the Plan.

     1. Award Subject to  Acceptance  of Agreement.  The Award shall be null and
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void unless the Holder shall accept this  Agreement by executing it in the space provided below and returning it to the Company.

     2.  Rights as a  Stockholder.  The Holder  shall have the right to vote the
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shares  of Stock  subject  to the  Award  and to  receive  dividends  and  other distributions thereon unless and until, and only to the extent, such shares are forfeited pursuant to Paragraph 4 hereof; provided, however, that a dividend or
other  distribution  with  respect  to  shares  of  Stock  (including,   without
limitation, a stock dividend or stock split), other than a regular cash dividend, shall be subject to the same restrictions as the shares of Stock to which such dividend or other distribution was made.

     3. Custody and Delivery of Certificates  Representing  Shares.  The Company
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shall hold the shares of Stock  subject  to the Award in  book-entry  form until such Award shall have vested, in whole or in part, pursuant to Paragraph 4 hereof, and the Company shall as soon thereafter as practicable, subject to
Section 6.2, provide for the registration in book-entry form in the Holder's name of the vested shares.

     4. Restriction Period and Vesting.
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(a) The Award shall vest in the following increments on each anniversary of the
Grant Date, or earlier pursuant to Section 4(b) hereof (the "Restriction Period") or Section 5.8 of the Plan.

                           Vesting Date              Number of Shares Vesting
                           ------------              ------------------------
                           __________, 2005
                           __________, 2006
                           __________, 2007
                           __________, 2008
                           __________, 2009

     (b) If the Holder's employment by the Company terminates by reason of Disability or death, the Award shall become fully vested as of the effective date of the Holder's termination of employment or the date of death, as the case may be.


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     (c) If the Holder's  employment  by the Company  terminates  for any reason other than Disability or death, the portion of the Award which is not vested as of the effective date of the Holder's termination of employment, shall be forfeited by the Holder and such portion shall be cancelled by the Company.

     5.  Termination  of  Award.  (a)  Notwithstanding  any  provision  of  this
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Agreement,  if at any time  prior to the date that is one year after the date of vesting of all or any portion of the Award, the Holder:

                  (1) directly or indirectly (whether as owner, stockholder, director, officer, employee, principal, agent, consultant, independent contractor or otherwise), in North America or any other geographic area in which the Company is then conducting business, owns, manages, operates, controls, participates in, performs services for, or otherwise carries on, a business similar to or competitive with the business conducted by the Company or any Subsidiary; or

                  (2) directly or indirectly attempts to induce any employee of the Company to terminate or abandon his or her employment for any purpose whatsoever or any attempt directly or indirectly to solicit the trade or business of any current or prospective commercial customer, supplier or partner of the Company; or

                  (3) directly or indirectly engages in any activity which is contrary, inimical or harmful to the interests of the Company, including but not limited to (i) violations of Company policies (ii) disclosure or misuse of any confidential information or trade secrets of the Company or a Subsidiary (iii) participation in any activity not approved by the Committee which could reasonably be foreseen as contributing to or resulting in a Change in Control of the Company and
         (iv) conduct related to employment for which either criminal or civil penalties may be sought;

then the Holder shall pay the Company, within five business days of receipt by the Holder of a written demand therefor, an amount in cash determined by multiplying the number of shares of Stock subject to the Award which vested within the one-year period described above by the Fair Market Value of a share of Stock, determined as of the date of vesting.

                  (b) The Holder may be released from the Holder's obligations under Section 5(a) only if and to the extent the Committee determines in its sole discretion that such a release is in the best interests of the Company.

                  (c) The Holder agrees that by executing this Agreement the Holder authorizes the Company and its Subsidiaries to deduct any amount or amounts owed by the Holder pursuant to Section 5(a) from any amounts payable by the Company or any Subsidiary to the Holder, including, without limitation, any amount payable to the Holder as salary, wages, vacation pay or bonus. This right of setoff shall not be an exclusive remedy and the Company's or a Subsidiary's election not to exercise this right of setoff with respect to any amount payable to the Holder shall not constitute a waiver of this right of setoff with respect to any other amount payable to the Holder or any other remedy.

                (d) In the event that the Holder shall forfeit all or a portion of the shares of Stock subject to the Award, the Holder shall, upon the Company's request, promptly return this

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Agreement to the Company for full or partial cancellation,
as the case may be. Such cancellation shall be effective regardless of whether the Holder returns this Agreement.

     6. Additional Terms and Conditions of Award.
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     6.1. Nontransferability of Award. During the Restriction Period, the shares
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of Stock subject to the Award and not then vested may not be  transferred by the
Holder other than (i) by will or the laws of descent and distribution or (ii) pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, during the Restriction Period, the shares of Stock subject to the Award and not then vested may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate or encumber, or otherwise dispose of such shares, the Award shall immediately become null and void.

     6.2. Withholding Taxes. (a) As a condition precedent to the delivery to the
          -----------------
Holder of any shares of Stock subject to the Award, the Holder shall, upon request by the Company, pay to the Company such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to the Award. If the Holder shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company or a Subsidiary to the Holder.

     (b) The Holder may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company pursuant to Section 6.2(a), (2) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Stock (which the Holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Award (the "Tax Date"), equal to the Required Tax Payments, (3) authorizing the Company to withhold from the shares of Stock otherwise to be delivered to the Holder pursuant to the Award, a number of whole shares of Stock having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments,
(4) a cash payment by a broker-dealer acceptable to the Company through whom the Holder has sold the shares with respect to which the Required Tax Payments have arisen, except as prohibited by Section 402 of the Sarbanes-Oxley Act of 2002 or
(5) any combination of (1), (2) and (3). The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). Shares of Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Holder. No registration in book-entry form of a share of Stock shall be made and no certificate representing a share of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

     6.3  Adjustment.   In  the  event  of  any  stock  split,  stock  dividend,
          ----------
recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities

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

subject to the Award shall be appropriately adjusted by the Committee. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

     6.4 Compliance  with  Applicable Law. The Award is subject to the condition
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that if the listing,  registration or qualification of the shares subject to the
Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Stock subject to the Award shall not vest or be
delivered,   in  whole  or  in  part,   unless   such   listing,   registration,
qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use
reasonable  efforts  to  effect  or  obtain  any  such  listing,   registration,
qualification, consent or approval.

     6.5 Original  Issue or Transfer  Taxes.  The Company shall pay all original
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issue or transfer  taxes and all fees and  expenses  incident to such  delivery, except as otherwise provided in Section 6.2.

     6.6 Award Confers No Rights to Continued Employment.  In no event shall the
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granting of the Award or its  acceptance by the Holder give or be deemed to give the Holder any right to continued employment by the Company or any affiliate of the Company.

     6.7  Decisions  of Board or a  Committee  of the  Board.  The  Board or the
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Committee  shall  have the right to  resolve  all  questions  which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

     6.8  Agreement  Subject  to the Plan.  This  Agreement  is  subject  to the
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provisions of the Plan and shall be  interpreted  in accordance  therewith.  The
Holder hereby acknowledges receipt of a copy of the Plan.

     7. Miscellaneous Provisions.
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     7.1 Meaning of Certain  Terms.  (a) As used  herein,  the term "vest" shall
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mean no longer subject to forfeiture.

     (b) As used herein, "Disability" shall mean Holder's absence from Holder's duties with the Company or its affiliated companies on a full-time basis for at least 180 consecutive days as a result of Holder's incapacity due to physical or mental illness.

     (c) As used herein, employment by the Company shall include employment by a corporation which is a "subsidiary corporation" of the Company, as such term is defined in section 424 of the Code. References in this Agreement to sections of the Code shall be deemed to refer to any successor section of the Code or any successor internal revenue law.

     7.2  Modification,  Waiver and  Invalidity.  The  parties  may modify  this
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Agreement  only by  written  instrument  signed by each of the  parties  hereto.
Failure by either party to enforce a provision of this Agreement shall not constitute a waiver of that or any provision of this Agreement. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

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     7.3  Successors.  This  Agreement  shall be  binding  upon and inure to the
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benefit of any  successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

     7.4 Notices. All notices,  requests or other communications provided for in
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this Agreement shall be made, if to the Company,  to the Corporate  Secretary at
The ServiceMaster Company, 3250 Lacey Road, Suite 600, Downers Grove, Illinois 60515, and if to the Holder, to the address of the Holder contained in the Company's records. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto, (d) by express courier service or (e) electronic mail delivery system. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission, or upon receipt by the party entitled thereto if by United States mail, express courier service or return receipt of electronic delivery system; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     7.5 Governing Law. This Agreement,  the Award and all  determinations  made
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and actions  taken  pursuant  hereto and  thereto,  to the extent not  otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to conflicts of laws principles.

     7.6 Counterparts.  This Agreement may be executed in two counterparts, each
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of which shall be deemed an original and both of which together shall constitute one and the same instrument.


                                      THE SERVICEMASTER COMPANY
                                      By:
                                         ----------------------------------
                                         Name:      Sandra L. Groman
                                                    -----------------------
                                         Title:     Corporate Secretary
                                                    -----------------------
Accepted this ___ day of           , 2004.
                         ----------
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                      -Holder-




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